SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     December 5, 2001
                                                --------------------------------

J.P. Morgan Chase Commercial Mortgage Securities Corp. (as depositor under the Pooling and Servicing Agreement, dated as of December 10, 2001, relating to the J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2001-CIBC3)
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             (Exact name of registrant as specified in its charter)




          New York                   333-70246                   13-3789046
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(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)

                  270 Park Avenue
                  New York, New York                                10167
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                  (Address of principal executive offices)        (Zip Code)



Registrant's telephone number, including area code      (212) 834-9280
                                                  ------------------------------



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         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
            ------------

            Attached as exhibits are certain Structural Term Sheets and Collateral Term Sheets (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) as modified by a no-action letter (the "First PSA No-Action Letter") issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA") and as further modified by a no-action letter (the "Second PSA No-Action Letter") issued by the staff of the Commission on March 9, 1995 to the PSA furnished to the Registrant by J.P. Morgan Securities Inc., CIBC World Markets Corp., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. (J.P. Morgan Securities Inc., CIBC World Markets Corp., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc., collectively, the "Underwriters") in respect of the Registrant's proposed offering of the Commercial Mortgage Pass-Through Certificates, Series 2001-CIBC3 (the "Certificates").

            The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-70246) (the "Registration Statement"). The Registrant hereby incorporates the Structural Term Sheets and Collateral Term Sheets by reference in the Registration Statement.

            The Structural Term Sheets and Collateral Term Sheets were prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Structural Term Sheets and Collateral Term Sheets.

Item 7.     Financial Statements and Exhibits.
            ---------------------------------

            (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                               Description
-----------                               -----------

(99.1) Structural Term Sheets and Collateral Term Sheets prepared by J.P. Morgan Securities Inc., CIBC World Markets Corp., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. in connection with J.P. Morgan Chase Commercial Mortgage Securities
                                          Corp., Commercial Mortgage
                                          Pass-Through Certificates, Series
                                          2001-CIBC3.

(99.2) Collateral Term Sheets prepared by J.P. Morgan Securities Inc., CIBC World Markets Corp., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. in connection with J.P. Morgan Chase Commercial Mortgage Securities
                                          Corp., Commercial Mortgage
                                          Pass-Through Certificates, Series
                                          2001-CIBC3.

SIGNATURES
----------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       J.P. MORGAN CHASE COMMERCIAL MORTGAGE
                                       SECURITIES CORP.



                                       By: /s/ Dennis Schuh
                                           ----------------------------------
                                       Name:  Dennis Schuh
                                       Title: Vice President

                                       Date:  December 6, 2001

                                INDEX TO EXHIBITS
                                -----------------



                                                              Paper (P) or
Exhibit No.             Description                           Electronic (E)
-----------             -----------                           --------------

(99.1)                    Structural Term Sheets and                E
                          Collateral Term Sheets
                          prepared by J.P. Morgan
                          Securities Inc., CIBC World
                          Markets Corp., Merrill
                          Lynch, Pierce, Fenner &
                          Smith Incorporated and
                          Salomon Smith Barney Inc. in
                          connection with J.P. Morgan
                          Chase Commercial Mortgage
                          Securities Corp., Commercial
                          Mortgage Pass-Through
                          Certificates, Series
                          2001-CIBC3.

(99.2)                    Collateral Term Sheets                    E
                          prepared by J.P. Morgan
                          Securities Inc., CIBC World
                          Markets Corp., Merrill
                          Lynch, Pierce, Fenner &
                          Smith Incorporated and
                          Salomon Smith Barney Inc. in
                          connection with J.P. Morgan
                          Chase Commercial Mortgage
                          Securities Corp., Commercial
                          Mortgage Pass-Through
                          Certificates, Series
                          2001-CIBC3.